Exhibit 10.6




                                       December 7, 2005



Moving Images, LLC
c/o David Brandt
113 Buckingham Road
Upper Montclair, New Jersey 07043

Gentlemen:

     Reference is made to your Consulting Agreement effective as of December 1, 2004 as amended by letter dated April 1st, 2005 ("April 1, 2005 letter"). Notwithstanding anything contained in your agreement to the contrary, you acknowledge and agree that, you are waiving the consulting fee payment for the month of December 2005. Such waiver shall be immediately revoked and the December 2005 consulting fee paid should the pre-tax profits for TLX or EBITDA equal or exceed the respective standards set forth in the April 1, 2005 letter. All other terms and conditions of the Consulting Agreement remain in full force and effect. Please acknowledge below your acceptance of this letter.

                                       Trans-Lux Corporation

                                       By:  /s/ Angela D. Toppi
                                           ---------------------
                                           Angela D. Toppi,
                                           Executive Vice President

Accepted and Agreed:

MOVING IMAGES, LLC

By:  /s/ David Brandt
     ---------------------
     David Brandt, Manager

Approved:

/s/ Richard Brandt
------------------
Richard Brandt